VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT

DECEMBER 31, 2010

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company

and Policyowners of Variable Account B of Monarch Life Insurance Company:

In our opinion, the accompanying statements of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the investment divisions constituting the Variable Account B of Monarch Life Insurance Company at December 31, 2010 and 2009, and the results of their operations and changes in each of their net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Monarch Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the fund’s manager or custodian, provide a reasonable basis for our opinion.

March 23, 2011

PricewaterhouseCoopers LLP, 185 Asyhrm Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF NET ASSETS AT DECEMBER 31, 2010

	Cost	Shares/Units	Market Value
ASSETS
Investment in Oppenheimer Variable Account Funds:
Oppenheimer Money Fund	$6,620,868	6,620,868	$6,620,868
Oppenheimer Core Bond Fund	2,725,917	269,050	2,079,754
Oppenheimer MidCap Fund	6,857,502	168,500	7,843,662
Oppenheimer Capital Appreciation Fund	12,067,896	340,062	13,721,510
Oppenheimer Balanced Fund	25,732,434	1,723,989	19,774,151
Oppenheimer High Income Fund	2,924,842	527,703	1,124,007

	56,929,459		51,163,952

Investment in The Merrill Lynch Fund of Stripped
U.S. Treasury Securities:
2019 Trust	11,003	15,680	11,773

	11,003		11,773

Total Invested Assets	$56,940,462		51,175,725

Dividends Receivable			23

Total Assets			51,175,748

LIABILITIES
Payable to Monarch Life Insurance Company			297,115

Total Liabilities			297,115

Net Assets			$50,878,633

NET ASSETS
For Variable Life Insurance Policies			$50,876,775
Unamortized Allocated Policy Loading			1,858

Total Net Assets			$50,878,633

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF NET ASSETS AT DECEMBER 31, 2009

	Cost	Shares/Units	Market Value
ASSETS
Investment in Oppenheimer Variable Account Funds:
Oppenheimer Money Fund	$9,456,689	9,456,689	$9,456,689
Oppenheimer Core Bond Fund	2,750,373	262,232	1,853,983
Oppenheimer MidCap Fund	6,811,234	171,759	6,272,646
Oppenheimer Capital Appreciation Fund	13,684,360	382,514	14,130,069
Oppenheimer Balanced Fund	27,984,425	1,847,293	19,027,116
Oppenheimer High Income Fund	3,324,860	513,038	1,015,815

	64,011,941		51,756,318

Investment in The Merrill Lynch Fund of Stripped
U.S. Treasury Securities:
2010 Trust	110,993	132,140	130,841
2019 Trust	10,019	15,109	10,151

	121,012		140,992

Total Invested Assets	$64,132,953		51,897,310

Dividends Receivable			29

Total Assets			51,897,339

LIABILITIES
Payable to Monarch Life Insurance Company			726,298

Total Liabilities			726,298

Net Assets			$51,171,041

NET ASSETS
For Variable Life Insurance Policies			$51,169,055
Unamortized Allocated Policy Loading			1,986

Total Net Assets			$51,171,041

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Total	Money Fund Division	Core Bond Fund Division	MidCap Fund Division	Capital Appreciation Fund Division	Balanced Fund Division	High Income Fund Division
Investment Income:
Dividends	$386,931	$2,258	$35,440	$—	$23,516	$262,087	$63,630
Expenses:
Risk Charges and Administrative Expenses	(310,697)	(49,834)	(12,282)	(41,605)	(82,211)	(118,208)	(6,380)
Transaction Charges	(98)	—	—	—	—	—	—

Net Investment Income (Loss)	76,136	(47,576)	23,158	(41,605)	(58,695)	143,879	57,250

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(1,394,181)	—	(74,873)	108,776	(58,670)	(963,927)	(425,646)
Net Unrealized Gains (Losses)	6,470,906	—	250,227	1,524,748	1,207,905	2,999,026	508,210
Capital Gain Distributions	—	—	—	—	—	—	—

Net Gains and (Losses)	5,076,725	—	175,354	1,633,524	1,149,235	2,035,099	82,564

Net Increase (Decrease) in Net Assets Resulting from Operations	5,152,861	(47,576)	198,512	1,591,919	1,090,540	2,178,978	139,814

Transfers of Net Premiums	8,022	8,022	—	—	—	—	—
Transfers of Policy Loading, Net	(128)	(17)	(5)	(20)	(34)	(49)	(3)
Transfers Due to Deaths	(2,550,571)	(2,005,460)	8,756	(27,325)	(38,571)	(475,693)	(13,422)
Transfers Due to Other Terminations	(1,814,578)	(370,667)	(51,678)	(141,625)	(641,052)	(556,099)	(53,421)
Transfers Due to Policy Loans	335,646	12,723	38,417	17,039	48,724	107,889	104,854
Transfers of Cost of Insurance	(1,249,183)	(215,437)	(53,225)	(167,539)	(317,984)	(430,447)	(59,814)
Transfers of Net Loan Cost	(174,477)	(25,093)	(8,593)	(23,683)	(48,968)	(55,544)	(11,457)
Transfers Among Investment Divisions	—	(98,416)	107,459	364,497	(383,128)	129,478	9,332

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(5,445,269)	(2,694,345)	41,131	21,344	(1,381,013)	(1,280,465)	(23,931)

Total Increase (Decrease) in Net Assets	(292,408)	(2,741,921)	239,643	1,613,263	(290,473)	898,513	115,883
Net Assets - Beginning of Year	51,171,041	9,324,373	1,828,038	6,184,860	13,932,321	18,760,832	1,001,598

Net Assets - End of Year	$50,878,633	$6,582,452	$2,067,681	$7,798,123	$13,641,848	$19,659,345	$1,117,481

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010 (Continued)

	2010 Division	2019 Division
Investment Income:
Dividends	$—	$—
Expenses:
Risk Charges and Administrative Expenses	(94)	(83)
Transaction Charges	(58)	(40)

Net Investment Income (Loss)	(152)	(123)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	19,442	717
Net Unrealized Gains (Losses)	(19,848)	638
Capital Gain Distributions	—	—

Net Gains and (Losses)	(406)	1,355

Net Increase (Decrease) in Net Assets Resulting from Operations	(558)	1,232

Transfers of Net Premiums	—	—
Transfers of Policy Loading, Net	—	—
Transfers Due to Deaths	1,063	81
Transfers Due to Other Terminations	(25)	(11)
Transfers Due to Policy Loans	—	6,000
Transfers of Cost of Insurance	(509)	(4,228)
Transfers of Net Loan Cost	241	(1,380)
Transfers Among Investment Divisions	(129,222)	—

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(128,452)	462

Total Increase (Decrease) in Net Assets	(129,010)	1,694
Net Assets - Beginning of Year	129,010	10,009

Net Assets - End of Year	$—	$11,703

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Total	Money Fund Division	Core Bond Fund Division	MidCap Fund Division	Capital Appreciation Fund Division	Balanced Fund Division	High Income Fund Division	2009 Division
Investment Income:
Dividends	$74,128	$35,652	$—	$—	$38,476	$—	$—	$—
Expenses:
Risk Charges and Administrative Expenses	(313,897)	(70,087)	(11,036)	(34,731)	(77,588)	(113,110)	(6,401)	(40)
Transaction Charges	(510)	—	—	—	—	—	—	(19)

Net Investment Loss	(240,279)	(34,435)	(11,036)	(34,731)	(39,112)	(113,110)	(6,401)	(59)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(4,243,805)	—	(264,694)	(130,772)	(522,441)	(2,044,969)	(1,333,601)	5,899
Net Unrealized Gains (Losses)	14,160,366	—	419,372	1,669,580	4,991,488	5,576,933	1,560,282	(6,089)

Net Gains and (Losses)	9,916,561	—	154,678	1,538,808	4,469,047	3,531,964	226,681	(190)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,676,282	(34,435)	143,642	1,504,077	4,429,935	3,418,854	220,280	(249)

Transfers of Net Premiums	6,676	6,676	—	—	—	—	—	—
Transfers of Policy Loading, Net	(1,426)	(260)	(51)	(172)	(388)	(523)	(28)	—
Transfers Due to Deaths	(2,161,903)	(171,924)	(134,220)	(102,104)	(702,031)	(783,972)	(97,593)	—
Transfers Due to Other Terminations	(2,326,357)	(745,408)	(71,994)	(201,196)	(503,967)	(771,498)	(33,069)	173
Transfers Due to Policy Loans	388,621	(76,205)	28,136	41,010	90,840	267,875	30,965	—
Transfers of Cost of Insurance	(1,294,752)	(266,835)	(57,301)	(150,470)	(320,627)	(428,394)	(63,400)	235
Transfers of Net Loan Cost	(190,943)	(29,633)	(7,795)	(25,095)	(54,431)	(60,515)	(11,641)	96
Transfers Among Investment Divisions	—	(125,244)	52,529	90,728	162,569	(164,303)	26,622	(42,901)

Net Decrease in Net Assets Resulting from Principal Transactions	(5,580,084)	(1,408,833)	(190,696)	(347,299)	(1,328,035)	(1,941,330)	(148,144)	(42,397)

Total Increase (Decrease) in Net Assets	4,096,198	(1,443,268)	(47,054)	1,156,778	3,101,900	1,477,524	72,136	(42,646)
Net Assets - Beginning of Year	47,074,843	10,767,641	1,875,092	5,028,082	10,830,421	17,283,308	929,462	42,646

Net Assets - End of Year	$51,171,041	$9,324,373	$1,828,038	$6,184,860	$13,932,321	$18,760,832	$1,001,598	$—

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009 (Continued)

	2010 Division	2019 Division
Investment Income:
Dividends	$—	$—
Expenses:
Risk Charges and Administrative Expenses	(812)	(92)
Transaction Charges	(446)	(45)

Net Investment Loss	(1,258)	(137)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	1,092	45,681
Net Unrealized Gains (Losses)	(1,078)	(50,122)

Net Gains and (Losses)	14	(4,441)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,244)	(4,578)

Transfers of Net Premiums	—	—
Transfers of Policy Loading, Net	(4)	—
Transfers Due to Deaths	(1,064)	(168,995)
Transfers Due to Other Terminations	643	(41)
Transfers Due to Policy Loans	—	6,000
Transfers of Cost of Insurance	(4,373)	(3,587)
Transfers of Net Loan Cost	(966)	(963)
Transfers Among Investment Divisions	—	—

Net Decrease in Net Assets Resulting from Principal Transactions	(5,764)	(167,586)

Total Increase (Decrease) in Net Assets	(7,008)	(172,164)
Net Assets - Beginning of Year	136,018	182,173

Net Assets - End of Year	$129,010	$10,009

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account B of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Six of the divisions each invest solely in the shares of six corresponding separate funds of the Oppenheimer Variable Account Funds (the Funds), an open-end management investment company registered under the 1940 Act. The Funds investment advisor is Oppenheimer Funds, Inc. One division invests solely in the units of one corresponding series trust of The Merrill Lynch Fund of Stripped ( Zero ) U.S. Treasury Securities (the Trusts), which is registered under the 1940 Act as a unit investment trust. The sponsor of the Trusts is division of Fixed Income Securities, L.P.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes. For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account. This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVESTMENTS: The investments in shares of the Funds and in units of the Trusts are stated at market value, which is the net asset value per share and per unit of the respective funds and series trusts of the Funds and the Trusts. Investment transactions are accounted for on the date the shares and units are purchased or sold. The cost of shares and units redeemed is determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds and the Trusts are reinvested in additional shares of the Funds and in units of the Trusts, respectively, and are recorded as income by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

ACCOUNTING STANDARDS CODIFICATION: In June 2009, the Financial Accounting Standards Board (FASB) approved the FASB Accounting Standards Codification (ASC), or Codification. Codification creates a single source of authoritative nongovernmental generally accepted accounting principles in the United States of America.

SUBSEQUENT EVENTS: In May 2009, the FASB amended ASC 855, “Subsequent Events”. ASC 855, as amended, establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The standard also includes new required disclosure of the date through which an entity has evaluated subsequent events.

As of March 23, 2011, the date in which the financial statements were issued, management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2010, which require recognition or disclosure in the financial statements.

FAIR VALUE MEASUREMENT: At December 31, 2010 and December 31, 2009, all the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in ASC 820, “Fair Value Measurements and Disclosures”, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds and units of the Trusts by the Account for the year ended December 31, 2010 are shown below:

	Purchases	Sales
Oppenheimer Money Fund	$873,007	$3,708,828
Oppenheimer Core Bond Fund	212,944	162,527
Oppenheimer MidCap Fund	395,581	458,089
Oppenheimer Capital Appreciation Fund	272,245	1,830,039
Oppenheimer Balanced Fund	421,364	1,709,428
Oppenheimer High Income Fund	160,101	134,473
2010 Trust	—	130,433
2019 Trust	6,017	5,750

Totals	$2,341,259	$8,139,567

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks. The daily charge varies by policy form and is currently equal to a rate of .50% to .75% (on an annual basis) of the policyowners’ investment base.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 5-TRANSACTION CHARGES

Monarch Life pays all transaction charges to the sponsor of the Trusts, on the sale of units of the Trusts to the Account and deducts a daily charge from the assets of each series trust division in the Account for reimbursement of these transaction charges. The daily charge is currently equal to a rate of .34% (on an annual basis) of the policyowners’ respective investment base.

NOTE 6-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2010, are shown below:

			Net Increase
	Issued	Redeemed	(Decrease)
Money Fund Division	—	107,580	(107,580)
Core Bond Fund Division	1,260	472	788
MidCap Fund Division	—	1,665	(1,665)
Capital Appreciation Fund Division	—	17,949	(17,949)
Balanced Fund Division	—	35,119	(35,119)
High Income Fund Division	164	2,238	(2,074)
2010 Division	—	2,756	(2,756)
2019 Division	27	1	26

NOTE 7-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50. Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowners who reallocate investment base more than five times a year. These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%. A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 8-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2010, 2009, 2008, 2007, and 2006 consists of the following:

	At December 31,					For the year ended December 31,
	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
2010
Money Fund Division	252,425	$25.49	to	$27.21	$6,620,891	0.03%	.50%	to	.75%	(0.70%)	to	(0.48%)
Core Bond Fund Division	59,161	33.96	to	36.25	2,079,753	1.77%	.50%	to	.75%	10.58%	to	10.86%
MidCap Fund Division	125,691	60.77	to	64.65	7,843,661	0.00%	.50%	to	.75%	26.53%	to	26.81%
Capital Appreciation Fund Division	149,446	88.97	to	94.98	13,721,510	0.18%	.50%	to	.75%	8.61%	to	8.87%
Balanced Fund Division	443,279	43.34	to	46.05	19,774,151	1.39%	.50%	to	.75%	12.08%	to	12.34%
High Income Fund Division	65,190	16.68	to	17.76	1,124,007	6.13%	.50%	to	.75%	13.93%	to	14.29%
2019 Division	553	21.15	to	21.78	11,772	—	.84%	to	1.09%	10.56%	to	10.78%

2009
Money Fund Division	360,005	$25.67	to	$27.34	$9,456,719	0.34%	.50%	to	.75%	(0.43%)	to	(0.15%)
Core Bond Fund Division	58,373	30.71	to	32.70	1,853,983	0.00%	.50%	to	.75%	8.78%	to	9.07%
MidCap Fund Division	127,356	48.03	to	50.98	6,272,646	0.00%	.50%	to	.75%	31.59%	to	31.97%
Capital Appreciation Fund Division	167,395	81.92	to	87.24	14,130,069	0.32%	.50%	to	.75%	43.44%	to	43.79%
Balanced Fund Division	478,398	38.67	to	40.99	19,027,115	0.00%	.50%	to	.75%	20.99%	to	21.27%
High Income Fund Division	67,264	14.64	to	15.54	1,015,815	0.00%	.50%	to	.75%	24.38%	to	24.72%
2010 Division	2,756	46.25	to	48.64	130,824	—	.84%	to	1.09%	(1.03%)	to	(0.78%)
2019 Division	527	19.13	to	19.66	10,135	—	.84%	to	1.09%	(8.38%)	to	(8.08%)

2008
Money Fund Division	413,046	$25.78	to	$27.38	$10,894,992	2.67%	.50%	to	.75%	2.01%	to	2.25%
Core Bond Fund Division	65,042	28.23	to	29.98	1,897,290	5.43%	.50%	to	.75%	(39.50%)	to	(39.36%)
MidCap Fund Division	136,107	36.50	to	38.63	5,087,573	0.00%	.50%	to	.75%	(49.45%)	to	(49.33%)
Capital Appreciation Fund Division	186,593	57.11	to	60.67	10,958,564	0.16%	.50%	to	.75%	(45.93%)	to	(45.79%)
Balanced Fund Division	532,703	31.96	to	33.80	17,487,803	2.99%	.50%	to	.75%	(43.91%)	to	(43.75%)
High Income Fund Division	77,580	11.77	to	12.45	940,455	8.44%	.50%	to	.75%	(78.83%)	to	(78.79%)
2009 Division	966	44.21	to	46.49	43,151	—	.84%	to	1.09%	2.21%	to	2.49%
2010 Division	2,873	46.73	to	49.02	137,627	—	.84%	to	1.09%	5.00%	to	5.28%
2019 Division	8,826	20.88	to	21.40	184,330	—	.84%	to	1.09%	19.48%	to	19.75%

2007
Money Fund Division	405,102	$25.27	to	$26.78	$10,450,987	5.42%	.50%	to	.75%	4.19%	to	4.46%
Core Bond Fund Division	78,720	46.66	to	49.44	3,793,209	4.55%	.50%	to	.75%	3.60%	to	3.87%
MidCap Fund Division	148,309	72.20	to	76.23	10,952,089	0.00%	.50%	to	.75%	5.53%	to	5.80%
Capital Appreciation Fund Division	208,289	105.63	to	111.91	22,597,029	0.23%	.50%	to	.75%	13.29%	to	13.58%
Balanced Fund Division	596,866	56.98	to	60.09	34,897,620	2.57%	.50%	to	.75%	3.00%	to	3.27%
High Income Fund Division	90,584	55.59	to	58.74	5,182,474	7.02%	.50%	to	.75%	(0.86%)	to	(0.60%)
2008 Division	5,000	49.52	to	52.07	258,525	—	.84%	to	1.09%	4.17%	to	4.44%
2009 Division	986	43.25	to	45.36	43,059	—	.84%	to	1.09%	5.77%	to	6.04%
2010 Division	4,722	44.50	to	46.56	215,068	—	.84%	to	1.09%	7.20%	to	7.48%
2019 Division	10,860	17.48	to	17.87	189,843	—	.84%	to	1.09%	9.20%	to	9.48%

2006
Money Fund Division	507,296	$24.26	to	$25.63	$12,551,339	4.93%	.50%	to	.75%	3.93%	to	4.20%
Core Bond Fund Division	75,467	45.04	to	47.60	3,505,642	5.47%	.50%	to	.75%	4.49%	to	4.76%
MidCap Fund Division	177,967	68.42	to	72.05	12,444,263	0.00%	.50%	to	.75%	2.19%	to	2.44%
Capital Appreciation Fund Division	232,129	93.24	to	98.53	22,217,844	0.38%	.50%	to	.75%	7.14%	to	7.41%
Balanced Fund Division	647,294	55.31	to	58.19	36,693,092	2.12%	.50%	to	.75%	10.31%	to	10.59%
High Income Fund Division	99,729	56.07	to	59.09	5,748,380	7.81%	.50%	to	.75%	8.60%	to	8.88%
2007 Division	5,157	42.09	to	44.26	223,127	—	.84%	to	1.09%	3.15%	to	3.42%
2008 Division	5,243	47.54	to	49.86	259,489	—	.84%	to	1.09%	2.67%	to	2.93%
2009 Division	1,009	40.89	to	42.78	41,649	—	.84%	to	1.09%	2.52%	to	2.78%
2010 Division	5,432	41.51	to	43.32	230,881	—	.84%	to	1.09%	2.20%	to	2.46%
2019 Division	10,973	16.00	to	16.32	175,649	—	.84%	to	1.09%	0.36%	to	0.62%

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 8-POLICYOWNERS’ INVESTMENT BASE (Continued)

*	These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.
**	These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.
***	These ratios represent the total return of the Account’s divisions. The ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. The ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 9-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds and the Trusts, that the Account satisfies the current requirements of the regulations.

NOTE 10-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

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